UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2005

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement.

The Employment Agreement dated as of December 13, 2004, between Great Wolf Resorts, Inc. (the "Company") and Craig A. Stark will terminate effective the date of resignation of Mr. Stark as described in Item 5.02 below.

On March 9, 2005, Eric S. Lund notified us of his resignation as Executive Vice President of Sales and Marketing for personal reasons, effective March 31, 2005. The Employment Agreement dated as of December 13, 2004, between the Company and Mr. Lund will terminate effective such date.

Descriptions of the material terms of the foregoing agreements are hereby incorporated by reference to the descriptions contained in the Company's Registration Statement on Form S-1 filed on January 21, 2005.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 9, 2005, Craig A. Stark notified us of his resignation as President and member of the Board of Directors of the Company for personal reasons, effective March 31, 2005.

(c) On March 9, 2005, Kimberly K. Schaefer was named Chief Operating Officer of the Company, effective immediately. In her new role as Chief Operating Officer, she will assume responsibility for oversight of all of our resort operations.

Ms. Schaefer, who is 38 years old, previously served as our Chief Brand Officer since our inception in May 2004. From May 1995 through the completion of our initial public offering, she served as Senior Vice President of Operations for our predecessor companies. With our predecessor, Ms. Schaefer was involved in site selection and brand development, and oversaw all resort operations.

Ms. Schaefer's employment remains subject to the terms of the employment agreement dated December 13, 2004 between the company and Ms. Schaefer (filed as exhibit 10.5 to the Company's Registration Statement on Form S-1, filed January 21, 2005, which is incorporated herein by this reference), except that the Company has agreed with Ms. Schaefer that her annual base salary shall be increased to $265,000 per annum effective imediately.

Item 9.01. Financial Statements and Exhibits.

(c) 99.1 Press Release, dated March 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

March 15, 2005	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 15, 2005